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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2007

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                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                     000-51166                38-3423227
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)           Identification Number)

1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                                49441
 (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code 231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
     APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Adoption of Executive Incentive Plan

     On January 31, 2007, the Board of Directors of Community Shores Bank Corporation (the "Company") adopted the Executive Incentive Plan (the "Plan"), effective as of January 1, 2007. The purpose of the Plan is to promote the long-term success of the Company, to provide a competitive pay package for key executives, to help attract and retain key executives, and to align the personal interests of the Company's key executives with those of its owners.

     The Plan permits the payout of annual bonus awards to key executives of the Company and its subsidiaries in the form of cash and shares of common stock ("Performance Awards"). The provisions of the Plan that provide for payout of a portion of the bonus in common stock are subject to approval of the Plan by the Company's shareholders at the 2007 annual meeting of shareholders or any adjournment of that meeting. If the Company's shareholders do not approve the Plan, the Performance Awards will be paid solely in cash.

     The Board of Directors has appointed the Company's Compensation Committee as the administrator of the Plan (the "Administrator"). The Plan provides that within the first 90 days of the Company's fiscal year, the Administrator will designate which key employees are participants in the Plan; determine the financial and strategic goals for the Plan (the "Performance Goals"); and establish the basis and methodology for determining the bonus pool from which Performance Awards under the Plan will be paid for such fiscal year. It is anticipated that Plan participants will include the named executive officers, as follows:

NAME                 POSITION
----                 --------
Heather D. Brolick   President and Chief Executive Officer

Tracey A. Welsh      Senior Vice President, Chief Financial Officer and Treasurer

Ralph R. Berggren    Senior Vice President

     The Plan provides that within 70 days after the end of the fiscal year, the Administrator will determine the Performance Award made to each Plan participant, based on the size of the bonus pool and the extent to which the Company and the participants have achieved the Performance Goals. The maximum Performance Award that may be paid to any named executive officer under the Plan in any fiscal year will not exceed $150,000.


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     Performance Awards will be paid to the participants by March 15 of the year following the fiscal year in which the participant earned the Performance Award. Any portion of a Performance Award that is paid in the form of common stock will be awarded to the participant as "Restricted Shares." The Restricted Shares will be subject to such restrictions and conditions (including vesting) as are determined by the Administrator. The maximum aggregate number of shares of common stock that may be issued under the Plan, which may be either unauthorized and unissued shares or issued shares reacquired by the Company, is 60,000 shares.

     Generally, a participant must be employed by the Company or a subsidiary on the last day of the fiscal year to be eligible to receive payment of a Performance Award for such year. However, if a participant terminates employment during the fiscal year due to death, disability or retirement, the participant will be eligible to receive a pro rata portion of the Performance Award based on the number of full months the participant was employed by the Company or a subsidiary prior to termination of employment.

     A copy of the Plan is attached to this report as an exhibit.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit Number                           Description
--------------                           -----------
10.1             Community Shores Bank Corporation Executive Incentive Plan


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMUNITY SHORES BANK CORPORATION


                                        By: /s/ Tracey A. Welsh
                                            ------------------------------------
                                            Tracey A. Welsh
                                            Senior Vice President,
                                            Chief Financial Officer and
                                            Treasurer

Date: February 1, 2007


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

                                  EXHIBIT INDEX

Exhibit Number                           Description
--------------                           -----------
10.1             Community Shores Bank Corporation Executive Incentive Plan


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